UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 4, 2010

PHOENIX ENERGY RESOURCE CORPORATION
 (Exact Name of Registrant as Specified in Charter)

 Nevada
(State or Other Jurisdiction of Incorporation)

333-137293
(Commission File Number)

20-5408832
(I.R.S. Employer Identification No.)

1001 Bayhill Drive
2nd Floor – Suite 200
San Bruno, CA 94066
(Address of Principal Executive Offices)

(650) 616-4123
(Registrant's Telephone Number, Including Area Code)

Copies to:
JPF Securities Law, LLC
19720 Jetton Road, Suite 300
Cornelius, NC 28031
(704) 897-8334 Tel
(704) 897-8349 Fax

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

PHOENIX ENERGY RESOURCE CORPORATION

CURRENT REPORT ON FORM 8-K

TABLE OF CONTENTS

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Exhibit 10.1 – Promissory Note by and between Helvetic Capital Ventures AG and JPF Securities Law, LLC
Exhibit 10.2 – Guaranty by Phoenix Energy Resource Corporation for the Promissory Note by and between Helvetic Capital Ventures AG and JPF Securities Law, LLC

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Phoenix Energy Resource Corporation (the “Company”, “Phoenix”, or the “Registrant”) have engaged in certain financing activities that have resulted in the creation of a direct financial obligation of the Registrant and/or an obligation of the Company under an off-balance sheet arrangement. These transactions were entered into because Phoenix lacked adequate capital resources to pay for certain professional fees associated with the company’s ongoing reporting requirements. The direct financial obligations and/or off-balance sheet arrangements are as follows:

On January 28, 2010, Helvetic Capital Ventures AG (“Helvetic”) signed a Promissory Note with JPF Securities Law, LLC (“JPF”), stating that Helvetic promised to pay to the order of JPF the sum of FIFTEEN THOUSAND ($15,000), with an interest rate of 10%, payable on January 28, 2011. The Promissory Note is attached as Exhibit 10.1.

On February 4, 2010, the Company entered into a Guaranty, in favor of JPF for the Promissory Note entered into by and between Helvetic and JPF for the total amount of FIFTEEN THOUSAND ($15,000). The Company is guaranteeing the Promissory Note and all other obligations under the Promissory Note, attached as Exhibit 10.1. The Guaranty is attached as Exhibit 10.2.

Helvetic Capital Ventures AG, a company organized under the laws of Switzerland acquired a 64% interest in Phoenix in February 2008, with the intention of bringing the company into the energy market.  Although Helvetic does not actively participate in the operations of Phoenix, their majority ownership makes them an important component of Phoenix.  Incorporated in March 2006, Helvetic is in the business of facilitation of investment and support for entrepreneurs and startup companies, primarily biotechnology, alternative energy, and related industry sectors.  Helvetic has a multi-disciplinary team of independent financial and business professionals who work with their partner companies and entrepreneurs.  Helvetic provides capital for startups and also assists in the setup of corporate and capital structure for their clients.  In addition, Helvetic acquires and permanently manages participations in foreign corporations, finances foreign corporations, and makes investments in future oriented and technology companies.  Helvetic is based in Switzerland and operates primarily in Europe but invests heavily in foreign and U.S. based companies. Ilona Klausgaard is the president of Helvetic.  Although she is not a majority owner of the company she makes all of their investments decisions and has the authority to vote on a majority of our shares.  Under Swiss law, the shares of Helvetic are traded in bearer form.  Helvetic issues dividends to its shareholders once per year but their bearer shares could trade many times without the company’s knowledge during the year.  Until shares are presented for dividends, Helvetic has no way of knowing who owns their stock.  As of the last dividend calculation, Dr. Urs Felder was the sole shareholder of Helvetic as set forth in our Annual Report of form 10-K for the year ending June 30, 2009.

Item 9.01                      Financial Statements and Exhibits

Exhibit 10.1 – Promissory Note by and between Helvetic Capital Ventures AG and JPF Securities Law, LLC
Exhibit 10.2 – Guaranty by Phoenix Energy Resource Corporation for the Promissory Note by and between Helvetic Capital Ventures AG and JPF Securities Law, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 8, 2010                         PHOENIX ENERGY RESOURCE CORPORATION

                                                                By:           /s/ Rene Soullier
                                                                                 Rene Soullier
                                                                                 Chief Executive Officer

Exhibit Index

Exhibit 10.1 – Promissory Note by and between Helvetic Capital Ventures AG and JPF Securities Law, LLC
Exhibit 10.2 – Guaranty by Phoenix Energy Resource Corporation for the Promissory Note by and between Helvetic Capital Ventures AG and JPF Securities Law, LLC